Exhibit 32
Form 10-QSB
Immunotechnology Corporation
File No. 0-24641

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Pacific Alliance Corporation (the "Company") on Form 10-Q for the quarter ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark A. Scharmann, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d)of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  June17, 2005

/s/ Mark A. Scharmann
-------------------------------------
Chief Executive Officer and
Chief Financial Officer